UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                      FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  May 18, 1998


                           Commission File Number: 0-11576


                           HARRIS & HARRIS GROUP, INC.
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              (Exact name of registrant as specified in its charter)


         New York                                    13-3119827
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


One Rockefeller Plaza, Rockefeller Center, New York, New York      10020
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(Address of Principal Executive Offices)                         (Zip Code)


                                  212-332-3603
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                (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     Attached as an exhibit is the Harris & Harris Group Employee Profit Sharing Plan (the "Plan") as modified by the Board of Directors at its meeting on May 18, 1998 to take into account the Company's transition to qualifying as a regulated investment company under Sub-Chapter M of the Internal Revenue Code. The Plan provides a special incentive for designated employees ("Participants") of Harris & Harris Group, Inc. (the "Company") to increase the future profits of the Company, by allowing the Participants to share in the after-tax profits of the Company.


Item 7. Financial Statements and Exhibits

   (c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.         Description

(99)                Harris & Harris Group Employee Profit Sharing Plan


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HARRIS & HARRIS GROUP, INC.


Date:  June 15, 1998               By: /s/  Rachel M. Pernia
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                                       Rachel M. Pernia, Controller